UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549

                                    AMENDMENT NO. 5

                                            to

                                    FORM 10 - 12G/A


               AMENDMENT TO GENERAL FORM FOR REGISTRATION OF SECURITIES Pursuant to Section 12(g) of the Securities Exchange Act of 1934

                              SEC File Number 000-06181

                                   J.C. NICHOLS COMPANY
                  (Exact name of registrant as specified in its charter)

            Missouri                                              44-0371610

  (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                           Identification No.)

   310 Ward Parkway, Kansas City, Missouri                        64112
   (Address of principal executive offices)                     (Zip Code)

      Registrant's telephone number, including area code:  (816) 561-3456

     Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.01 per share.
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                                  DESCRIPTION OF AMENDMENT


     The J.C. Nichols Company's Registration Statement on Form 10 filed on September 30, 1996, Amendment No. 1 to its Form 10 filed on October 15, 1996, Amendment No. 2 to its Form 10 filed on November 20, 1996, Amendment
No. 3 to its Form 10 filed on December 3, 1996 and Amendment No. 4 to its
Form 10 filed on February 14, 1997, are each amended to reflect changes to
Exhibit 16.1 ("New Exhibit 16.1"), as required by Item 304 of Regulation S-K. The New Exhibit 16.1 is included in its entirety as part of this Amendment and is hereby incorporated as an exhibit to the Registration Statement on Form 10.

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                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    J.C. NICHOLS COMPANY



                                    By:  /s/ BARRETT BRADY
                                         -----------------
                                         Barrett Brady
                                         Chief Executive Officer and President


     Pursuant to the requirements of the Securities Exchange Act of 1934, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:

     SIGNATURE                          POSITION                       DATE

 /s/ WILLIAM K. HOSKINS*        Chairman of the Board       February 28, 1997
------------------------
William K. Hoskins                       and Director


 /s/ BARRETT BRADY              President, Chief Executive  February 28, 1997
------------------------
Barrett Brady                      Officer and Director


 /s/ KAY N. CALLISON*           Director                    February 28, 1997
------------------------
Kay N. Callison


 /s/ MARK C. DEMETREE*          Director                    February 28, 1997
-------------------------
Mark C. Demetree


 /s/ CLARENCE L. ROEDER*        Director                    February 28, 1997
-------------------------
Clarence L. Roeder


 /s/ JOHN A. OVEL*               Director                  February 28, 1997
-------------------------
John A. Ovel


 /s/ THOMAS J. TURNER, III*      Director                  February 28, 1997
-------------------------
Thomas J. Turner, III


 /s/ MARK A. PETERSON*            Vice President,          February 28, 1997
-------------------------
Mark A. Peterson                  Chief Financial
                                  Officer and Treasurer
                                  (Principal Accounting Officer)

* Signed pursuant to Power of Attorney provided on signature page of registrant's Registration Statement on Form 10.
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